UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 30, 2008
Constant Contact, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001- 33707	04-3285398

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Reservoir Place 1601 Trapelo Road, Suite 329
Waltham, Massachusetts		02451

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-10.1 Lease, dated as of May 30, 2008 - Centerra Office Tech I, LLC
Ex-10.2 Lease, dated as of May 30, 2008 - McWhinney 409CC, LLC

Item 1.01. Entry into a Material Definitive Agreement
Temporary Lease
     On May 30, 2008, Constant Contact, Inc. (the “Company”) entered into a Lease, dated as of May 30, 2008 (the “Temporary Lease”), between the Company and Centerra Office Tech I, LLC (the “Temporary Lease Landlord”). Pursuant to the Temporary Lease, the Company has agreed to lease 9,249 square feet of office space (the “Temporary Premises”) at Hahn’s Peak One, 4850 Hahn’s Peak Drive, Loveland, Colorado. The occupancy of the Temporary Premises began on June 2, 2008. The term of the Temporary Lease will expire 30 days after the “Rent Commencement Date” of the “Permanent Lease” (as such terms are defined below under the caption “Permanent Lease”). The Company may, however, terminate the Temporary Lease upon (i) five days’ prior written notice to the Temporary Lease Landlord after the Rent Commencement Date of the Permanent Lease or (ii) 30 days’ prior written notice to the Temporary Lease Landlord at any time after February 1, 2009. The Company expects to use the Temporary Premises as a second sales and support office.
     The monthly rent for the Temporary Premises is approximately $11,600. In addition to the monthly rent, the Company will be responsible for certain costs and charges, including certain operating expenses and real estate taxes, specified in the Temporary Lease that are allocable to the Temporary Premises. The Company is also responsible for approximately $168,300 in tenant improvement costs in connection with the initial build-out of the Temporary Premises.
     The foregoing summary of the Temporary Lease is subject to, and qualified in its entirety by the Temporary Lease, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Permanent Lease
     On May 30, 2008, the Company entered into a Lease, dated as of May 30 2008 (the “Permanent Lease”), between the Company and McWhinney 409CC, LLC (the “Permanent Lease Landlord”). Pursuant to the Permanent Lease, the Company has agreed to lease approximately 50,000 square feet of office space (the “Premises”) located on Precision Drive in Loveland, Colorado.
     The Company expects that it will occupy the Premises in two phases. In the first phase, the Company will occupy 25,000 square feet beginning on the date on which the Permanent Lease Landlord has substantially completed the work necessary to prepare the Premises for the Company’s occupancy (the “Commencement Date”), which is currently expected to occur in March 2009. In the second phase, the Company expects it will occupy the remaining 25,000 square feet of the Premises approximately one year after the Commencement Date. The Company will begin to pay rent for the Premises on the later of (i) the Commencement Date and (ii) the earlier of (a) the later of (1) the date that is 150 days after the date on which the Permanent Lease Landlord provides the Company with access to the Premises and (2) the date that is 105 days after the completion of the Permanent Lease Landlord’s secondary initial work, and (b) the date on which the Company begins to use the Premises for its business purposes (the “Rent Commencement Date”). The Company expects to use the Premises as a second sales and support office.
     The term of the Permanent Lease will expire approximately ten years from the Rent Commencement Date. The Company has an option to extend the term of the Permanent Lease for three additional terms of three years each. At any time after the sixth year of the Permanent Lease, the Company may terminate the Permanent Lease upon 12 months’ prior written notice for a termination fee equal to four months’ rent plus all unamortized tenant improvement costs, leasing commissions and legal fees.

     The annual rent during the first year of the Permanent Lease will be approximately $406,250. In the event the Company has 220 employees or contractors or more working at the Premises during the first year of the Permanent Lease, the annual rent for the remainder of such first year will be based on an annual rent of approximately $812,500. The annual rent during the second year of the Permanent Lease will be approximately $828,750 and will increase annually on a compounded basis at the rate of approximately 2% per year, with the annual rent during the tenth year of the Permanent Lease being approximately $971,000. In addition to the foregoing rent payments, the Company will be responsible for certain costs and charges, including certain operating expenses and real estate taxes, specified in the Permanent Lease that are allocable to the Premises. The Company also provided a security deposit of $100,000.
     The Company may during the first two years of the Permanent Lease exercise an option to expand the Premises to include an additional 20,000 square feet of office space at the same location (the “Option Premises”). The Permanent Lease also provides the Company with a right of first refusal with respect to certain office space the Permanent Lease Landlord may construct on property located adjacent to the Premises (the “Expansion Premises”). In the event that during the third, fourth and fifth years of the Permanent Lease, the Permanent Lease Landlord enters into a letter of intent with a third party to sell or lease the Expansion Premises, the Company may elect to lease, at fair market value, all or a portion of the Expansion Premises. In the event the Company exercises either the expansion option or the right of first refusal described above, (i) the term of the Permanent Lease will be extended automatically so that it terminates 10 years from the commencement date of either the Option Premises or the Expansion Premises, as applicable, and (ii) the termination right described above may not be exercised by the Company until after the seventh anniversary of the commencement date of either the Option Premises or the Expansion Premises, as applicable.
     The foregoing summary of the Permanent Lease is subject to, and qualified in its entirety by the Permanent Lease, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
          The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.
Date: June 4, 2008	By:	/s/ Robert P. Nault
Robert P. Nault
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Lease, dated as of May 30, 2008, between the Company and Centerra Office Tech I, LLC

10.2	Lease, dated as of May 30, 2008, between the Company and McWhinney 409CC, LLC